United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-6447

(Investment Company Act File Number)

Federated Fixed Income Securities, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/14

Date of Reporting Period: 11/30/14

Item 1. Reports to Stockholders

Annual Shareholder Report
November 30, 2014
Share Class	Ticker
A	STIAX
B	SINBX
C	SINCX
F	STFSX
Institutional	STISX

Federated Strategic Income Fund
Fund Established 1994

A Portfolio of Federated Fixed Income Securities, Inc.

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2013 through November 30, 2014. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Strategic Income Fund (the “Fund”), based on net asset value for the 12-month reporting period ending November 30, 2014, was 4.33% for Class A Shares, 3.66% for Class B Shares, 3.55% for Class C Shares, 4.35% for Class F Shares and 4.61% for Institutional Shares. The 4.61% total return for the Institutional Shares for the 12-month reporting period consisted of 4.61% income and no change in the net asset value of the shares. The total return of the Fund's blended benchmark which is comprised of 25% Barclays Emerging Markets USD Aggregate Index/40% Barclays U.S. Corporate High Yield 2% Issuer Capped Index/35% Barclays Mortgage-Backed Securities Index (Blended Index)1,2 was 5.67% for the same period. The total return of the Lipper Multi-Sector Income Funds Average (LMSIFA),3 a peer group average for the Fund, was 4.45% for the same period. The Fund's and the LMSIFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Blended Index.
During the 12-month reporting period, the most significant factors affecting the Fund's performance relative to the Blended Index were: (1) the allocation of assets among fixed income4 sectors; (2) the selection of securities within each of the Fund's sectors; (3) the Fund's currency exposure; and (4) the duration5 positioning of the Fund including the impact of derivatives6 utilized in anticipation of interest changes.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
Several factors influenced the financial markets in which the Fund invests during the reporting period. Interest rates at the longer end of the U.S. Treasury yield curve (seven years and greater) moved lower while yields in the two-year to five-year range actually moved higher. The action in the long end occurred despite overwhelming sentiment at the beginning of the period that yields would continue calendar year 2013's trend higher, despite the Federal Reserve's (the Fed) tapering of asset purchases and despite solid U.S. economic growth. It would appear that low yields on foreign government obligations dominated the long end of the Treasury yield curve while the expectation that the Fed would gradually raise rates sometime in 2015 influenced the shorter end of the curve. The emerging debt markets performed quite well as illustrated by the Barclays Emerging Markets USD Aggregate Index return of 7.80%. The market was aided by its generally long duration, although the display of military power by Russia, conflicts in the Middle East and falling oil prices at the end of the reporting period certainly made the lower quality end of the market interesting. The U.S. high-yield market was somewhat disappointing during the reporting
Annual Shareholder Report

period as illustrated by the 4.52% return of the Barclays U.S. Corporate High Yield 2% Issuer Capped Index which was the lowest of the three benchmarks in the Fund's Blended Index. This occurred despite a generally solid U.S. economy, low default rates (excluding the long anticipated TXU Energy bankruptcy) and strong equity markets–conditions that typically lead to strong relative performance from the high-yield market. Two main factors held high yield back. First, the market tended to be a short- to intermediate-duration market and focused in the area of the yield curve where rates were actually flat to rising instead of falling. Second, the decline in commodity prices (especially oil) late in the reporting period had a profound impact on the Energy and Metal & Mining sectors, which are relatively large weights in the benchmark. The markets' relatively poor performance is illustrated by the yield spread between high-yield bonds7 and U.S. Treasury securities with comparable maturities as measured by the Credit Suisse High Yield Bond Index,8 which began the reporting period at 462 basis points and ended the reporting period at 521 basis points.
SECTOR ALLOCATION
The Fund's Blended Index returned 5.67% during the reporting period with the Barclays Emerging Markets USD Aggregate Index leading the way with a return of 7.80%, followed by the Barclays Mortgage-Backed Securities Index at 5.42% and the Barclays U.S. Corporate High Yield 2% Issuer Capped Index at 4.52%. The Fund was overweight high-yield and underweight mortgage-backed securities9 throughout the period negatively, impacting returns on a purely benchmark empirical measurement basis. The Fund's out-of-benchmark position in equity securities of high-yield debt issuers positively affected Fund performance.
SECURITY SELECTION
Strong security selection in the Fund's high-yield sub-portfolio positively impacted overall returns and helped to offset the poor sector allocation mentioned above. The Fund's security selection in emerging market10 and mortgage-backed securities was generally below benchmark returns.
CURRENCY EXPOSURE
Early in the period, the Fund had fixed-rate securities denominated in Japanese yen and British pounds which negatively impacted performance. Later in the period, exposure to fixed-rate securities denominated in Russian ruble in the emerging market sub-portfolio negatively affected Fund performance. Short positions in the euro implemented via derivatives enhanced Fund performance.
Annual Shareholder Report

Duration positioning
Derivatives were used throughout the reporting period to implement the Fund's duration strategy. In general, the Fund was positioned for longer term interest rates to rise and was therefore negatively affected as rates fell. Much of the Fund's duration positioning was implemented using derivatives.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index.
2	The Fund's broad-based securities market index is the Barclays U.S. Aggregate Bond Index (BAB). Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BAB. The BAB's return for the 12-month reporting period was 5.27%. The Blended Index is being used for comparison purposes because, although it is not the Fund's broad-based securities market index, the Fund's Adviser believes it more closely reflects the market sectors in which the Fund invests.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the LMSIFA.
4	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
5	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
6	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
7	High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and higher risk of default.
8	Credit Suisse High Yield Bond Index serves as a benchmark to evaluate the performance of low-quality bonds. Low-quality is defined as those bonds in the range from “BB” to “CCC” and defaults. The index is unmanaged, and it is not possible to invest directly in an index.
9	The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
10	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Strategic Income Fund from November 30, 2004 to November 30, 2014, compared to the Barclays U.S. Aggregate Bond Index (BAB),2 the Fund's broad-based securities market index, a blend of indexes comprised of 25% Barclays Emerging Markets USD Aggregate Index (BEMAI)/40% Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BHY2%ICI)/35% Barclays Mortgage-Backed Securities Index (BMB)3 and the Lipper Multi-Sector Income Funds Average (LMSIFA).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 INVESTMENT
Growth of $10,000 as of November 30, 2014
■	Total returns shown include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graph above.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 11/30/2014
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-0.35%	5.26%	5.82%
Class B Shares	-1.84%	5.11%	5.67%
Class C Shares	2.55%	5.44%	5.51%
Class F Shares	2.34%	6.02%	6.20%
Institutional Shares[5]	4.61%	6.47%	6.44%
BAB	5.27%	4.10%	4.79%
Blended Index	5.67%	7.22%	7.12%
LMSIFA	4.45%	6.35%	5.46%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting the applicable sales charges: for Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date; for Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and a contingent deferred sales charge of 1.00% would be applied on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The BAB, the Blended Index and the LMSIFA have been adjusted to reflect the reinvestment of dividends on securities in the indexes and average.
2	The BAB is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-through), asset-backed securities and commercial mortgage-backed securities. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

3	The BEMAI tracks total returns for external-currency-denominated debt instruments of the emerging markets. The BHY2%ICI is an issuer-constrained version of the Barclays U.S. Corporate High-Yield Index that measures the market of USD-denominated, noninvestment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. The BMB covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The indexes are not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
4	Lipper figures represent the average of the total returns reported by all mutual funds designated by Lipper, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance.
5	The Fund's Institutional Shares commenced operations on January 28, 2008. For the period prior to the commencement of operations of the Institutional Shares, the performance information shown is for the Fund's Class A Shares. In relation to the Institutional Shares, the performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares, since the Institutional Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to reflect the absence of sales charges and to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to the commencement of operations of the Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At November 30, 2014, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets[2]
Corporate Debt Securities	64.9%
Mortgage-Backed Securities[3]	10.3%
Foreign Government Securities	7.8%
Collateralized Mortgage Obligations	5.2%
Commercial Mortgage-Backed Securities	0.2%
Asset-Backed Securities	0.4%
Floating Rate Loans[4]	0.0%
Derivative Contracts[4,5]	(1.2)%
Other Security Types[6]	7.4%
Cash Equivalents[7]	5.1%
Other Assets and Liabilities—Net[4,8]	(0.1)%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of these security types.
2	As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
3	For purposes of this table, Mortgage-Backed Securities include mortgage-backed securities guaranteed by Government Sponsored Entities.
4	Represents less than 0.1%.
5	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
6	Other Security Types consist of common stocks, warrants, preferred stock, exchange-traded funds and purchased options.
7	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
8	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
November 30, 2014
Principal Amount, Foreign Par Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—3.8%
		Basic Industry - Chemicals—0.2%
$132,000		Albemarle Corp., 4.150%, 12/01/2024	$135,111
135,000		Albemarle Corp., Sr. Unsecd. Note, 5.450%, 12/01/2044	141,003
1,250,000	[1]	Reliance Industries Ltd., Bond, Series 144A, 8.250%, 01/15/2027	1,644,540
		TOTAL	1,920,654
		Basic Industry - Metals & Mining—0.1%
400,000		Alcoa, Inc., Sr. Unsecd. Note, 5.400%, 04/15/2021	434,981
200,000		Anglogold Ashanti Holdings PLC, Sr. Unsecd. Note, 8.500%, 07/30/2020	215,750
200,000		Southern Copper Corp., Note, 6.750%, 04/16/2040	218,320
175,000		Worthington Industries, Inc., Sr. Unsecd. Note, 4.550%, 04/15/2026	185,748
120,000		Worthington Industries, Inc., Sr. Unsecd. Note, 6.500%, 04/15/2020	137,675
		TOTAL	1,192,474
		Basic Industry - Paper—0.0%
250,000	[3,4,5]	Pope & Talbot, Inc., 8.375%, 12/01/2099	0
157,000		Westvaco Corp., Sr. Deb., 7.500%, 06/15/2027	178,586
		TOTAL	178,586
		Capital Goods - Aerospace & Defense—0.0%
200,000		Textron, Inc., Sr. Unsecd. Note, 4.300%, 03/01/2024	210,573
		Capital Goods - Diversified Manufacturing—0.1%
200,000		Harsco Corp., 5.750%, 05/15/2018	212,500
400,000	[1,2]	Hutchison Whampoa International Ltd., Company Guarantee, Series 144A, 3.500%, 01/13/2017	418,301
		TOTAL	630,801
		Capital Goods - Packaging—0.0%
200,000		Packaging Corp. of America, Sr. Unsecd. Note, 4.500%, 11/01/2023	212,562
		Communications - Cable & Satellite—0.2%
600,000		Comcast Corp., Company Guarantee, 5.700%, 05/15/2018	681,377
500,000		DIRECTV Holdings LLC, Sr. Unsecd. Note, 4.450%, 04/01/2024	528,208
500,000		DIRECTV Holdings LLC, Sr. Unsecd. Note, 5.150%, 03/15/2042	517,526
200,000		NBCUniversal Media LLC, Sr. Unsecd. Note, 2.875%, 01/15/2023	200,066
		TOTAL	1,927,177
		Communications - Media & Entertainment—0.1%
200,000		Grupo Televisa S.A., Sr. Unsecd. Note, 5.000%, 05/13/2045	203,808
Annual Shareholder Report

Principal Amount, Foreign Par Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Communications - Media & Entertainment—continued
$300,000		Interpublic Group of Cos., Inc., Sr. Unsecd. Note, 3.750%, 02/15/2023	$300,034
300,000		News America, Inc., Sr. Unsecd. Note, 3.000%, 09/15/2022	299,521
300,000		Omnicom Group, Inc., Sr. Unsecd. Note, 3.625%, 05/01/2022	309,444
250,000		Time Warner, Inc., Company Guarantee, 6.200%, 03/15/2040	301,965
200,000		Viacom, Inc., Sr. Unsecd. Note, 4.250%, 09/01/2023	209,100
		TOTAL	1,623,872
		Communications - Telecom Wireless—0.1%
250,000		American Tower Corp., Sr. Unsecd. Note, 5.000%, 02/15/2024	267,327
200,000		Verizon Communications, Inc., Sr. Unsecd. Note, 5.150%, 09/15/2023	225,343
800,000		Verizon Communications, Inc., Sr. Unsecd. Note, 6.550%, 09/15/2043	1,037,709
		TOTAL	1,530,379
		Consumer Cyclical - Automotive—0.1%
200,000	[1,2]	Daimler Finance NA LLC, Company Guarantee, Series 144A, 1.875%, 01/11/2018	201,810
400,000		Ford Motor Co., Sr. Unsecd. Note, 4.750%, 01/15/2043	416,182
175,000	[1,2]	Hyundai Capital America, Sr. Unsecd. Note, Series 144A, 2.875%, 08/09/2018	179,874
500,000	[1,2]	RCI Banque SA, Sr. Unsecd. Note, Series 144A, 3.500%, 4/03/2018	520,095
		TOTAL	1,317,961
		Consumer Cyclical - Leisure—0.0%
400,000		Carnival Corp., Sr. Unsecd. Note, 3.950%, 10/15/2020	423,493
		Consumer Cyclical - Retailers—0.1%
300,000		Advance Auto Parts, Inc., 4.500%, 12/01/2023	320,661
300,000		CVS Caremark Corp., Sr. Unsecd. Note, 4.000%, 12/05/2023	318,143
		TOTAL	638,804
		Consumer Non-Cyclical - Food/Beverage—0.1%
100,000		ConAgra Foods, Inc., 6.625%, 08/15/2039	124,799
145,000		ConAgra Foods, Inc., Sr. Unsecd. Note, 3.200%, 01/25/2023	142,869
300,000	[1,2]	Grupo Bimbo SAB de CV, Sr. Unsecd. Note, Series 144A, 3.875%, 6/27/2024	301,644
400,000		Mondelez International, Inc., Sr. Unsecd. Note, 4.000%, 02/01/2024	420,586
300,000		Tyson Foods, Inc., Sr. Unsecd. Note, 4.500%, 06/15/2022	326,228
		TOTAL	1,316,126
		Consumer Non-Cyclical - Products—0.0%
400,000		Hasbro, Inc., Sr. Unsecd. Note, 5.100%, 5/15/2044	419,766
Annual Shareholder Report

Principal Amount, Foreign Par Amount or Shares		Value in U.S. Dollars
	CORPORATE BONDS—continued
	Consumer Non-Cyclical - Tobacco—0.1%
$250,000	Altria Group, Inc., Sr. Unsecd. Note, 4.000%, 01/31/2024	$261,154
400,000	Lorillard Tobacco Co., Sr. Unsecd. Note, 7.000%, 08/04/2041	501,520
	TOTAL	762,674
	Energy - Independent—0.1%
400,000	Petroleos Mexicanos, 6.500%, 06/02/2041	465,000
200,000	Petroleos Mexicanos, Company Guarantee, 5.500%, 01/21/2021	222,750
	TOTAL	687,750
	Energy - Integrated—0.1%
200,000	BP Capital Markets PLC, Company Guarantee, 3.561%, 11/01/2021	207,455
300,000	Husky Energy, Inc., Sr. Unsecd. Note, 3.950%, 04/15/2022	310,399
400,000	Petrobras International Finance Co., Sr. Unsecd. Note, 3.500%, 02/06/2017	398,136
	TOTAL	915,990
	Energy - Midstream—0.1%
300,000	Energy Transfer Partners LP, Sr. Unsecd. Note, 4.900%, 02/01/2024	318,734
250,000	Enterprise Products Operating LLC, 3.900%, 02/15/2024	259,520
200,000	Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 5.300%, 09/15/2020	220,505
200,000	Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 6.375%, 03/01/2041	221,313
100,000	Williams Partners LP, Sr. Unsecd. Note, 3.900%, 1/15/2025	99,435
300,000	Williams Partners LP, Sr. Unsecd. Note, 4.125%, 11/15/2020	315,336
	TOTAL	1,434,843
	Energy - Oil Field Services—0.1%
400,000	Nabors Industries, Inc., Company Guarantee, 5.000%, 09/15/2020	424,048
400,000	Weatherford International Ltd., 5.125%, 9/15/2020	428,978
	TOTAL	853,026
	Energy - Refining—0.1%
400,000	Valero Energy Corp., 7.500%, 04/15/2032	514,869
400,000	Valero Energy Corp., Sr. Unsecd. Note, 6.625%, 06/15/2037	489,448
	TOTAL	1,004,317
	Financial Institution - Banking—0.9%
600,000	Bank of America Corp., Sr. Unsecd. Note, 6.500%, 08/01/2016	651,790
300,000	Bank of America Corp., Sr. Unsecd. Note, Series MTN, 3.300%, 01/11/2023	300,996
400,000	Capital One Bank, Sr. Unsecd. Note, Series BKNT, 2.150%, 11/21/2018	401,263
Annual Shareholder Report

Principal Amount, Foreign Par Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Financial Institution - Banking—continued
$700,000		Citigroup, Inc., Sr. Unsecd. Note, 4.450%, 01/10/2017	$745,044
700,000		Citigroup, Inc., Sr. Unsecd. Note, 4.500%, 01/14/2022	767,369
300,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 5.750%, 01/24/2022	348,113
300,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 6.125%, 02/15/2033	369,906
200,000		HSBC Holdings PLC, Sr. Unsecd. Note, 4.000%, 03/30/2022	214,585
800,000		HSBC USA, Inc., Sr. Unsecd. Note, 1.625%, 1/16/2018	803,152
1,200,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 4.250%, 10/15/2020	1,304,670
1,100,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 5.500%, 7/24/2020	1,253,030
200,000		Morgan Stanley, Sr. Unsecd. Note, Series MTN, 6.250%, 08/28/2017	224,612
600,000		Murray Street Investment Trust I, Sr. Unsecd. Note, 4.647%, 03/09/2017	640,885
848,961	[1,5]	Regional Diversified Funding, Series 144A, 9.250%, 03/15/2030	518,699
285,000		SunTrust Banks, Inc., Sr. Unsecd. Note, 2.500%, 05/01/2019	288,923
400,000		Union Bank, N.A., Sr. Unsecd. Note, 2.625%, 09/26/2018	409,230
		TOTAL	9,242,267
		Financial Institution - Broker/Asset Mgr/Exchange—0.0%
400,000		Jefferies Group LLC, Sr. Unsecd. Note, 5.125%, 01/20/2023	431,017
		Financial Institution - Finance Companies—0.2%
400,000		General Electric Capital Corp., Sr. Unsecd. Note, Series GMTN, 3.100%, 1/9/2023	406,375
900,000		General Electric Capital, Series GMTN, 5.625%, 5/01/2018	1,020,897
500,000		Susa Partnership LP, Sr. Unsecd. Note, 8.200%, 6/01/2017	575,577
		TOTAL	2,002,849
		Financial Institution - Insurance - Life—0.3%
400,000		Aflac, Inc., Sr. Unsecd. Note, 3.625%, 06/15/2023	409,812
400,000		American International Group, Inc., Sr. Unsecd. Note, 4.125%, 02/15/2024	426,712
300,000		Lincoln National Corp., Sr. Unsecd. Note, 4.200%, 03/15/2022	319,185
300,000	[1,2]	Mass Mutual Global Funding II, Sr. Secd. Note, Series 144A, 3.600%, 04/09/2024	313,630
400,000		MetLife, Inc., Sr. Unsecd. Note, 4.750%, 02/08/2021	446,913
250,000		Prudential Financial, Inc., Sr. Unsecd. Note, Series MTN, 4.600%, 05/15/2044	258,002
80,000		Prudential Financial, Inc., Sr. Unsecd. Note, Series MTN, 6.200%, 11/15/2040	99,630
500,000	[1]	Union Central Life Ins Co, Note, Series 144A, 8.200%, 11/01/2026	676,560
		TOTAL	2,950,444
Annual Shareholder Report

Principal Amount, Foreign Par Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Financial Institution - Insurance - P&C—0.1%
$300,000		CNA Financial Corp., Sr. Unsecd. Note, 5.750%, 08/15/2021	$345,637
400,000	[1,2]	Liberty Mutual Group, Inc., Sr. Unsecd. Note, Series 144A, 4.250%, 06/15/2023	417,523
		TOTAL	763,160
		Financial Institution - REIT - Healthcare—0.0%
300,000		Health Care REIT, Inc., Sr. Unsecd. Note, 4.125%, 04/01/2019	321,992
		Financial Institution - REIT - Office—0.0%
400,000		Boston Properties LP, Sr. Unsecd. Note, 3.800%, 02/01/2024	410,728
		Financial Institution - REIT - Other—0.1%
400,000		ProLogis, Inc., Sr. Unsecd. Note, 6.875%, 03/15/2020	473,280
335,000		WP Carey, Inc., Sr. Unsecd. Note, 4.600%, 04/01/2024	353,100
		TOTAL	826,380
		Technology—0.1%
400,000		Agilent Technologies, Inc., Sr. Unsecd. Note, 3.875%, 07/15/2023	409,405
100,000		Apple, Inc., Sr. Unsecd. Note, 4.450%, 05/06/2044	108,106
300,000		Fidelity National Information Services, Inc., Sr. Unsecd. Note, 3.500%, 04/15/2023	299,931
		TOTAL	817,442
		Transportation - Railroads—0.1%
200,000		Burlington Northern Santa Fe Corp., 3.050%, 09/01/2022	202,172
400,000		Burlington Northern Santa Fe Corp., Sr. Unsecd. Note, 5.750%, 03/15/2018	455,115
		TOTAL	657,287
		Transportation - Services—0.1%
400,000	[1,2]	Enterprise Rent-A-Car USA Finance Co., Sr. Unsecd. Note, Series 144A, 5.625%, 03/15/2042	466,794
500,000		Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 2.550%, 6/01/2019	505,113
		TOTAL	971,907
		Utility - Electric—0.2%
400,000		Cleveland Electric Illuminating Co., Sr. Unsecd. Note, 5.950%, 12/15/2036	468,466
400,000	[1,2]	Electricite de France SA, Jr. Sub. Note, Series 144A, 5.625%, 12/29/2049	421,600
300,000		Exelon Generation Co. LLC, Sr. Unsecd. Note, 4.250%, 06/15/2022	315,234
200,000		NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 2.700%, 09/15/2019	204,324
Annual Shareholder Report

Principal Amount, Foreign Par Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Utility - Electric—continued
$400,000		NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 3.625%, 06/15/2023	$406,680
300,000		PPL Capital Funding, Inc., Sr. Unsecd. Note, 4.200%, 06/15/2022	320,221
300,000		PSEG Power LLC, Sr. Unsecd. Note, 4.300%, 11/15/2023	316,699
		TOTAL	2,453,224
		TOTAL CORPORATE BONDS (IDENTIFIED COST $40,132,640)	41,050,525
		COMMERCIAL MORTGAGE-BACKED SECURITY—0.2%
		Agency Commercial Mortgage-Backed Security—0.2%
2,000,000	[1,2]	FREMF Mortgage Trust 2013-K25, B, 3.742%, 11/25/2045 (IDENTIFIED COST $2,008,306)	2,014,815
		COLLATERALIZED MORTGAGE OBLIGATIONS—2.8%
		Commercial Mortgage—2.8%
1,600,000		Citigroup Commercial Mortgage Trust 2013-GC11 B, 3.732%, 4/10/2046	1,623,012
2,500,000		Commercial Mortgage Pass-Through Certificates 2012-CR1 AM, 3.912%, 5/15/2045	2,653,462
3,900,000		Commercial Mortgage Pass-Through Certificates 2012-CR1 B, 4.612%, 5/15/2045	4,231,780
1,000,000		Commercial Mortgage Pass-Through Certificates 2012-LC4 B, 4.934%, 12/10/2044	1,105,722
2,000,000		Commercial Mortgage Pass-Through Certificates 2012-LC4, 4.063%, 12/10/2044	2,139,709
2,100,000		Commercial Mortgage Trust 2013-LC6 AM, 3.282%, 1/10/2046	2,133,641
4,000,000		Commercial Mortgage Trust 2013-LC6 B, 3.739%, 1/10/2046	4,082,298
2,000,000		Commercial Mortgage Trust 2014-LC15 A2, 2.84%, 4/10/2047	2,073,776
2,500,000		GS Mortgage Securities Corp. II 2012-GCJ7 AS, 4.085%, 5/10/2045	2,686,909
2,000,000		JPMBB Commercial Mortgage Securities Trust 2013-C15 A2, 2.9768%, 11/15/2045	2,080,538
900,000		Morgan Stanley BAML Trust 2014-C15 A2, 2.979%, 4/15/2047	935,646
1,000,000		Morgan Stanley Capital I 2012-C4 AS, 3.773%, 3/15/2045	1,052,495
2,250,000	[1,2]	UBS-Barclays Commercial Mortgage Trust 2013-C6 B, 3.875%, 4/10/2046	2,304,569
1,000,000		WF-RBS Commercial Mortgage Trust 2012-C6 B, 4.697%, 4/15/2045	1,088,897
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $29,445,132)	30,192,454
Annual Shareholder Report

Principal Amount, Foreign Par Amount or Shares			Value in U.S. Dollars
		COMMON STOCKS—7.3%
		Auto Components—0.4%
129,900	[3]	American Axle & Manufacturing Holdings, Inc.	$2,772,066
92,572		Remy International, Inc.	1,703,325
		TOTAL	4,475,391
		Automobiles—0.0%
166		General Motors Co.	5,549
		Building Products—0.2%
24,836	[3]	Nortek, Inc.	1,980,174
		Chemicals—0.5%
56,000		Axiall Corp.	2,423,680
66,499		Koppers Holdings, Inc.	1,940,441
194,223	[3]	Omnova Solutions, Inc.	1,297,409
		TOTAL	5,661,530
		Communications Equipment—0.1%
42,500	[3]	CommScope Holdings Co., Inc.	943,500
		Containers & Packaging—0.9%
70,000	[3]	Berry Plastics Group, Inc.	2,025,800
197,850	[3]	Graphic Packaging Holding Co.	2,463,232
49,850		Greif, Inc., Class A	2,185,923
49,634		Rock-Tenn Co., Class A	2,819,708
		TOTAL	9,494,663
		Diversified Telecommunication Services—0.2%
96,632	[3]	Intelsat S.A.	1,701,690
		Electronic Equipment Instruments & Components—0.2%
34,100		Belden, Inc.	2,490,323
		Food Products—0.1%
46,611		B&G Foods, Inc., Class A	1,334,007
		Health Care Providers & Services—0.3%
39,500	[3]	Community Health Systems, Inc.	1,859,660
35,720	[3]	Tenet Healthcare Corp.	1,716,346
		TOTAL	3,576,006
		Hotels Restaurants & Leisure—0.5%
188,700	[3]	Penn National Gaming, Inc.	2,679,540
95,300	[3]	Pinnacle Entertainment, Inc.	2,372,017
		TOTAL	5,051,557
Annual Shareholder Report

Principal Amount, Foreign Par Amount or Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Household Durables—0.2%
77,669	[3]	Libbey, Inc.	$2,333,953
		Leisure Products—0.2%
98,169	[3]	Performance Sports Group Ltd.	1,764,209
		Media—1.4%
451,604	[3]	Cumulus Media, Inc., Class A	1,801,900
176,663	[3]	Entercom Communication Corp., Class A	1,876,161
338,500		Entravision Communications Corp.	2,186,710
716,412	[3]	Radio One, Inc., Non-voting - Class D	1,210,737
94,000		Regal Entertainment Group	2,170,460
105,000		Time, Inc.	2,513,700
268,163	[3]	Townsquare Media LLC - Class A	3,346,674
		TOTAL	15,106,342
		Oil Gas & Consumable Fuels—0.7%
130,950		BreitBurn Energy Partners LP	1,729,850
92,049		CVR Refining, LP	2,051,772
87,500		Linn Energy LLC-Units	1,596,875
51,396	[3]	Newfield Exploration	1,399,513
9,500		Range Resources Corp.	623,675
		TOTAL	7,401,685
		Paper & Forest Products—0.2%
33,371	[3]	Clearwater Paper Corp.	2,211,162
		Semiconductors & Semiconductor Equipment—0.4%
191,300	[3]	Magnachip Semiconductor Corp.	2,330,034
175,000	[3]	Tower Semiconductor Ltd.	2,250,500
		TOTAL	4,580,534
		Technology Hardware Storage & Peripherals—0.2%
37,000		Seagate Technology	2,446,070
		Machinery—0.2%
265,980		Mueller Water Products, Inc.	2,524,150
		Technology Hardware Storage & Peripherals—0.2%
60,855	[3]	NCR Corp.	1,804,351
		Wireless Telecommunication Services—0.2%
79,857	[3]	T-Mobile US, Inc.	2,331,026
		TOTAL COMMON STOCKS (IDENTIFIED COST $78,405,045)	79,217,872
Annual Shareholder Report

Principal Amount, Foreign Par Amount or Shares			Value in U.S. Dollars
		PREFERRED STOCK—0.0%
		Financial Institution - Broker/Asset Mgr/Exchange—0.0%
40,000	[3,4,5]	Lehman Brothers Holdings, Pfd., Series D, 5.670% (IDENTIFIED COST $3,400)	$400
		WARRANTS—0.0%
		Consumer Discretionary—0.0%
150	[3]	General Motors Co. Warrants, Expiration Date, 7/10/2016	3,516
150	[3]	General Motors Co. Warrants, Expiration Date, 7/10/2019	2,289
		TOTAL WARRANTS (IDENTIFIED COST $2,309)	5,805
		INVESTMENT COMPANIES—85.5%[6]
7,876,782		Emerging Markets Fixed Income Core Fund	278,892,098
14,402,675		Federated Mortgage Core Portfolio	143,738,699
3,943,733	[7]	Federated Prime Value Obligations Fund, Institutional Shares, 0.07%	3,943,733
75,833,169		High Yield Bond Portfolio	494,432,260
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $893,479,758)	921,006,790
		TOTAL INVESTMENTS—99.6% (IDENTIFIED COST $1,043,476,590)[8]	1,073,488,661
		OTHER ASSETS AND LIABILITIES - NET—0.4%[9]	3,900,660
		TOTAL NET ASSETS—100%	$1,077,389,321
At November 30, 2014, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
[3]United States Ultra Bond Long Futures	7	$1,125,688	March 2015	$26,015
[3]United States Treasury Notes 2-Year Long Futures	140	$30,679,688	March 2015	$45,617
[3]United States Treasury Notes 5-Year Short Futures	170	$20,313,672	March 2015	$(148,342)
[3]United States Treasury Notes 10-Year Short Futures	425	$53,994,922	March 2015	$(522,739)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(599,449)
Annual Shareholder Report

At November 30, 2014, the Fund had the following outstanding foreign exchange contracts as follows:
Settlement Date	Counterparty	Foreign Currency Units to Deliver/Receive	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Purchased:
12/29/2014	Barclays Bank PLC	7,007,000 AUD	13,779,966 TRY	$(223,363)
12/29/2014	Bank of America, N.A.	6,280,000 CAD	37,752,220 NOK	$125,010
12/29/2014	BNY Mellon	6,200,000 CAD	40,225,600 SEK	$20,637
12/29/2014	Morgan Stanley Capital SE	6,221,710 CAD	$5,500,000	$(64,459)
12/29/2014	Morgan Stanley Capital SE	12,246,496 CAD	$10,795,000	$(95,960)
12/29/2014	Bank of America, N.A.	4,340,000 EUR	36,799,728 NOK	$174,831
12/29/2014	Morgan Stanley Capital SE	4,400,000 EUR	37,471,808 NOK	$154,052
12/29/2014	Morgan Stanley Capital SE	8,600,000 EUR	74,194,006 NOK	$165,668
12/29/2014	JPMorgan Chase	2,159,000 EUR	$2,695,389	$(8,570)
12/29/2014	JPMorgan Chase	6,477,000 EUR	$8,051,919	$8,538
12/29/2014	BNP Paribas SA	642,155,250 JPY	$5,500,000	$(86,123)
12/29/2014	Morgan Stanley Capital SE	37,214,100 NOK	$5,500,000	$(214,967)
12/29/2014	JPMorgan Chase	73,678,574 NOK	$10,795,000.00	$(331,394)
Contracts Sold:
12/29/2014	Barclays Bank PLC	7,007,000 AUD	13,695,882 TRY	$185,670
12/29/2014	Bank of America, N.A.	6,280,000 CAD	37,570,414 NOK	$(150,829)
12/29/2014	BNY Mellon	6,200,000 CAD	40,566,600 SEK	$25,105
12/29/2014	Morgan Stanley Capital SE	6,214,670 CAD	$5,500,000	$70,610
12/29/2014	Morgan Stanley Capital SE	12,238,939 CAD	$10,795,000	$102,562
12/29/2014	Bank of America, N.A.	4,340,000 EUR	36,923,418 NOK	$(157,265)
12/29/2014	Morgan Stanley Capital SE	4,400,000 EUR	37,470,840 NOK	$(154,190)
12/29/2014	Morgan Stanley Capital SE	8,600,000 EUR	72,742,154 NOK	$(371,855)
12/29/2014	JPMorgan Chase	8,636,000 EUR	$10,790,250	$42,975
12/29/2014	BNP Paribas SA	644,006,000 JPY	$5,500,000	$70,520
12/29/2014	JPMorgan Chase	18,229,371 NOK	$2,698,750	$109,870
12/29/2014	Morgan Stanley Capital SE	37,101,983 NOK	$5,500,000	$230,889
12/29/2014	JPMorgan Chase	55,169,211 NOK	$8,096,250	$261,287
NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$(110,751)
Net Unrealized Depreciation on Futures Contracts and Foreign Exchange Contracts is included in “Other Assets and Liabilities–Net.”
1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2014, these restricted securities amounted to $10,400,454, which represented 1.0% of total net assets.
Annual Shareholder Report

2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Directors (the “Directors”). At November 30, 2014, these liquid restricted securities amounted to $7,560,655, which represented 0.7% of total net assets.
3	Non-income-producing security.
4	Issuer in default.
5	Market quotations and price evaluations are not available. Fair value determined in accordance with procedures established by and under the general supervision of the Directors.
6	Affiliated holdings.
7	7-day net yield.
8	The cost of investments for federal tax purposes amounts to $1,081,894,895.
9	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2014.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of November 30, 2014, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Certain Investment Companies	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
U.S. Corporate Bonds	$—	$40,531,826	$518,699	$41,050,525
Commercial Mortgage-Backed Security	—	2,014,815	—	2,014,815
Collateralized Mortgage Obligations	—	30,192,454	—	30,192,454
Equity Securities:
Common Stock
Domestic	72,819,612	—	—	72,819,612
International	6,398,260			6,398,260
Preferred Stock
Domestic	—	—	400[1]	400
Warrants	5,805	—	—	5,805
Investment Companies[2]	921,006,790	—	—	921,006,790
TOTAL SECURITIES	$1,000,230,467	$72,739,095	$519,099	$1,073,488,661
OTHER FINANCIAL INSTRUMENTS[3]	$(599,449)	$(110,751)	$—	$(710,200)
1	Shares were exchanged in conjunction with a corporate action for shares of another security whose fair value is determined using valuation techniques utilizing unobservable market data due to observable market data being unavailable.
2	Emerging Markets Fixed Income Core Fund, Federated Mortgage Core Portfolio and High Yield Bond Portfolio are affiliated holdings offered only to registered investment companies and other accredited investors.
3	Other financial instruments include futures contracts and foreign exchange contracts.
The following acronym is used throughout this portfolio:
AUD	—Australian Dollar
CAD	—Canadian Dollar
EUR	—Euro Currency
JPY	—Japanese Yen
MTN	—Medium Term Note
NOK	—Norwegian Krone
SEK	—Swedish Krona
TRY	—Turkish Lira
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$9.16	$9.47	$8.96	$9.10	$8.75
Income From Investment Operations:
Net investment income	0.39[1]	0.41[1]	0.47[1]	0.53[1]	0.56[1]
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	0.00	(0.35)	0.53	(0.12)	0.34
TOTAL FROM INVESTMENT OPERATIONS	0.39	0.06	1.00	0.41	0.90
Less Distributions:
Distributions from net investment income	(0.39)	(0.37)	(0.49)	(0.55)	(0.55)
Net Asset Value, End of Period	$9.16	$9.16	$9.47	$8.96	$9.10
Total Return[2]	4.33%	0.66%	11.40%	4.52%	10.61%
Ratios to Average Net Assets:
Net expenses	1.26%	1.26%	1.26%	1.26%	1.26%
Net investment income	4.26%	4.42%	5.10%	5.77%	6.31%
Expense waiver/reimbursement[3]	0.07%	0.07%	0.06%	0.07%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$527,657	$635,469	$813,104	$668,477	$632,690
Portfolio turnover	22%	13%	7%	34%	25%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$9.14	$9.46	$8.95	$9.10	$8.74
Income From Investment Operations:
Net investment income	0.32[1]	0.34[1]	0.40[1]	0.46[1]	0.49[1]
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	0.01	(0.36)	0.53	(0.13)	0.35
TOTAL FROM INVESTMENT OPERATIONS	0.33	(0.02)	0.93	0.33	0.84
Less Distributions:
Distributions from net investment income	(0.32)	(0.30)	(0.42)	(0.48)	(0.48)
Net Asset Value, End of Period	$9.15	$9.14	$9.46	$8.95	$9.10
Total Return[2]	3.66%	(0.20)%	10.58%	3.63%	9.91%
Ratios to Average Net Assets:
Net expenses	2.01%	2.01%	2.01%	2.01%	2.01%
Net investment income	3.51%	3.67%	4.36%	5.03%	5.55%
Expense waiver/reimbursement[3]	0.07%	0.07%	0.06%	0.07%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$88,374	$103,142	$126,636	$123,676	$161,508
Portfolio turnover	22%	13%	7%	34%	25%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$9.15	$9.46	$8.95	$9.10	$8.74
Income From Investment Operations:
Net investment income	0.32[1]	0.34[1]	0.40[1]	0.46[1]	0.50[1]
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	0.00	(0.35)	0.53	(0.13)	0.34
TOTAL FROM INVESTMENT OPERATIONS	0.32	(0.01)	0.93	0.33	0.84
Less Distributions:
Distributions from net investment income	(0.32)	(0.30)	(0.42)	(0.48)	(0.48)
Net Asset Value, End of Period	$9.15	$9.15	$9.46	$8.95	$9.10
Total Return[2]	3.55%	(0.09)%	10.58%	3.63%	9.92%
Ratios to Average Net Assets:
Net expenses	2.01%	2.01%	2.01%	2.01%	2.01%
Net investment income	3.51%	3.67%	4.35%	5.02%	5.57%
Expense waiver/reimbursement[3]	0.07%	0.07%	0.06%	0.07%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$220,448	$262,115	$312,701	$244,083	$222,727
Portfolio turnover	22%	13%	7%	34%	25%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class F Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$9.11	$9.42	$8.92	$9.06	$8.71
Income From Investment Operations:
Net investment income	0.39[1]	0.41[1]	0.47[1]	0.52[1]	0.56[1]
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	0.00	(0.35)	0.52	(0.11)	0.34
TOTAL FROM INVESTMENT OPERATIONS	0.39	0.06	0.99	0.41	0.90
Less Distributions:
Distributions from net investment income	(0.39)	(0.37)	(0.49)	(0.55)	(0.55)
Net Asset Value, End of Period	$9.11	$9.11	$9.42	$8.92	$9.06
Total Return[2]	4.35%	0.66%	11.34%	4.54%	10.66%
Ratios to Average Net Assets:
Net expenses	1.26%	1.26%	1.26%	1.26%	1.26%
Net investment income	4.24%	4.42%	5.09%	5.76%	6.32%
Expense waiver/reimbursement[3]	0.07%	0.07%	0.06%	0.07%	0.13%
Supplemental Data:
Net assets, end of period (000 omitted)	$89,393	$90,204	$86,126	$59,578	$52,015
Portfolio turnover	22%	13%	7%	34%	25%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$9.11	$9.43	$8.93	$9.07	$8.72
Income From Investment Operations:
Net investment income	0.41[1]	0.43[1]	0.49[1]	0.54[1]	0.59[1]
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	0.00	(0.36)	0.52	(0.11)	0.33
TOTAL FROM INVESTMENT OPERATIONS	0.41	0.07	1.01	0.43	0.92
Less Distributions:
Distributions from net investment income	(0.41)	(0.39)	(0.51)	(0.57)	(0.57)
Net Asset Value, End of Period	$9.11	$9.11	$9.43	$8.93	$9.07
Total Return[2]	4.61%	0.81%	11.60%	4.80%	10.91%
Ratios to Average Net Assets:
Net expenses	1.01%	1.01%	1.01%	1.01%	1.01%
Net investment income	4.51%	4.66%	5.33%	5.97%	6.63%
Expense waiver/reimbursement[3]	0.07%	0.07%	0.06%	0.07%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$151,517	$152,799	$260,363	$146,274	$72,035
Portfolio turnover	22%	13%	7%	34%	25%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2014
Assets:
Total investment in securities, at value including $921,006,790 of investment in affiliated holdings (Note 5) (identified cost $1,043,476,590)		$1,073,488,661
Cash denominated in foreign currencies (identified cost $415,545)		397,123
Restricted cash (Note 2)		616,485
Income receivable		737,727
Income receivable from affiliated holdings		3,115,331
Receivable for investments sold		598,707
Receivable for shares sold		866,635
Unrealized appreciation on foreign exchange contracts		1,748,224
TOTAL ASSETS		1,081,568,893
Liabilities:
Payable for investments purchased	$25,906
Payable for shares redeemed	1,020,652
Unrealized depreciation on foreign exchange contracts	1,858,975
Bank overdraft	134,984
Payable for daily variation margin	147,438
Income distribution payable	291,090
Payable for transfer agent fee	219,951
Payable for Directors'/Trustees' fees (Note 5)	2,091
Payable for distribution services fee (Note 5)	191,950
Payable for other service fees (Notes 2 and 5)	182,075
Accrued expenses (Note 5)	104,460
TOTAL LIABILITIES		4,179,572
Net assets for 117,819,552 shares outstanding		$1,077,389,321
Net Assets Consist of:
Paid-in capital		$1,195,183,854
Net unrealized appreciation of investments, futures contracts and translation of assets and liabilities in foreign currency		29,283,449
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions		(146,657,041)
Distributions in excess of net investment income		(420,941)
TOTAL NET ASSETS		$1,077,389,321
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($527,657,134 ÷ 57,616,697 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$9.16
Offering price per share (100/95.50 of $9.16)	$9.59
Redemption proceeds per share	$9.16
Class B Shares:
Net asset value per share ($88,373,728 ÷ 9,661,418 shares outstanding), $0.001 par value, 2,000,000,000 shares authorized	$9.15
Offering price per share	$9.15
Redemption proceeds per share (94.50/100 of $9.15)	$8.65
Class C Shares:
Net asset value per share ($220,448,375 ÷ 24,095,211 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$9.15
Offering price per share	$9.15
Redemption proceeds per share (99.00/100 of $9.15)	$9.06
Class F Shares:
Net asset value per share ($89,392,794 ÷ 9,816,678 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$9.11
Offering price per share (100/99.00 of $9.11)	$9.20
Redemption proceeds per share (99.00/100 of $9.11)	$9.02
Institutional Shares:
Net asset value per share ($151,517,290 ÷ 16,629,548 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$9.11
Offering price per share	$9.11
Redemption proceeds per share	$9.11
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2014
Investment Income:
Dividends (including $42,546,265 received from an affiliated holding (Note 5)		$43,524,041
Investment income allocated from affiliated partnership (Note 5)		17,258,615
Interest		2,702,441
TOTAL INCOME		63,485,097
Expenses:
Investment adviser fee (Note 5)	$9,769,212
Administrative fee (Note 5)	898,546
Custodian fees	47,032
Transfer agent fee	1,190,036
Directors'/Trustees' fees (Note 5)	12,286
Auditing fees	29,299
Legal fees	14,727
Portfolio accounting fees	182,428
Distribution services fee (Note 5)	2,507,184
Other service fees (Notes 2 and 5)	2,518,630
Share registration costs	94,634
Printing and postage	101,686
Taxes	105,340
Miscellaneous (Note 5)	15,435
TOTAL EXPENSES	17,486,475
Annual Shareholder Report

Statement of Operations–continued
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(796,222)
Reimbursement of other operating expenses (Notes 2 and 5)	(500)
TOTAL WAIVER AND REIMBURSEMENTS		$(796,722)
Net expenses			$16,689,753
Net investment income			46,795,344
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (including realized gain of$4,446,029 on sales of investments in affiliated holdings (Note 5))			(22,887,309)
Net realized loss on futures contracts			(3,647,631)
Net realized gain on written options			93,725
Net realized gain on investments, swap contracts and foreign currency transactions allocated from affiliated partnership (Note 5)			5,934,213
Realized gain distribution from affiliated investment company shares (Note 5)			5,277,411
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			16,492,290
Net change in unrealized appreciation of futures contracts			(795,480)
Net realized and unrealized gain on investments, futures contracts, written options and foreign currency transactions			467,219
Change in net assets resulting from operations			$47,262,563
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended November 30	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income	$46,795,344	$63,379,997
Net realized loss on investments including allocation from affiliated partnership , futures contracts, written options and foreign currency transactions	(15,229,591)	(68,059,957)
Net change in unrealized appreciation/depreciation of investments, futures contracts, swap contracts and translation of assets and liabilities in foreign currency	15,696,810	5,577,674
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	47,262,563	897,714
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(24,947,335)	(30,523,664)
Class B Shares	(3,358,844)	(3,826,557)
Class C Shares	(8,416,516)	(9,859,191)
Class F Shares	(3,873,521)	(3,657,289)
Institutional Shares	(6,311,218)	(9,907,635)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(46,907,434)	(57,774,336)
Share Transactions:
Proceeds from sale of shares	184,502,927	315,688,218
Net asset value of shares issued to shareholders in payment of distributions declared	42,668,604	51,045,204
Cost of shares redeemed	(393,866,285)	(665,057,173)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(166,694,754)	(298,323,751)
Change in net assets	(166,339,625)	(355,200,373)
Net Assets:
Beginning of period	1,243,728,946	1,598,929,319
End of period (including undistributed (distributions in excess of) net investment income of $(420,941) and $2,212,168, respectively)	$1,077,389,321	$1,243,728,946
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2014
1. ORGANIZATION
Federated Fixed Income Securities, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of two portfolios. The financial statements included herein are only those of Federated Strategic Income Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolio are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class F Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to seek a high level of current income.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their amortized cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the
Annual Shareholder Report

NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation and Significant Events Procedures
The Directors have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to determine fair value of securities and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
Annual Shareholder Report

■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared monthly and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund invests in Emerging Markets Fixed Income Core Fund (EMCORE), a portfolio of Federated Core Trust II, L.P., which is a limited partnership established under the laws of the state of Delaware. The Fund records daily its proportionate share of income, expenses, realized and unrealized gains and losses from EMCORE.
Annual Shareholder Report

Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares, Class F Shares and Institutional Shares may bear distribution services fees and other service fees unique to those classes.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $2,792 of other service fees for the year ended November 30, 2014. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2014, other service fees for the Fund were as follows:
	Other Service Fees Incurred	Other Service Fees Reimbursed
Class A Shares	$1,455,187	$—
Class B Shares	238,635	(200)
Class C Shares	597,093	—
Class F Shares	227,715	(300)
TOTAL	$2,518,630	$(500)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Premium and Discount Amortization/Paydown Gains and Losses
All premiums and discounts on fixed-income securities, other than mortgage-backed securities, are amortized/accreted using the effective-interest-rate method. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2014, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2014, tax years 2011 through 2014 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
Annual Shareholder Report

Other Taxes
As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund enters into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.
The Fund uses credit default swaps to manage exposure to a given issuer or sector by either selling protection to increase exposure, or buying protection to reduce exposure. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value”, of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in “Swaps, at value” on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
At November 30, 2014, the Fund had no outstanding swap contracts.
Annual Shareholder Report

Futures Contracts
The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities which is shown as Restricted Cash in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $14,663,248 and $79,663,011, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund enters into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provides for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amount, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $827,339 and $807,849, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Annual Shareholder Report

Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Directors, if applicable, held at November 30, 2014, is as follows:
Security	Acquisition Date	Cost	Market Value
Regional Diversified Funding, Series 144A, 9.250%, 03/15/2030	3/10/2000	$830,097	$518,699
Reliance Industries Ltd., Bond, Series 144A, 8.250%, 01/15/2027	1/10/1997	$1,250,000	$1,644,540
Union Central Life Ins Co, Note, Series 144A, 8.200%, 11/01/2026	10/31/1996	$497,390	$676,560
Annual Shareholder Report

Option Contracts
The Fund buys or sells put and call options to maintain flexibility, produce income or hedge. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
The following is a summary of the Fund's written option activity:
Contracts	Number of Contracts	Premium
Outstanding at 11/30/2013	—	$—
Contracts written	16,700,000	103,984
Contracts closed	(16,700,000)	(103,984)
Outstanding at 11/30/2014	—	$—
At November 30, 2014, the Fund had no outstanding written option contracts.
The average market value of written options held by the Fund throughout the period was $7,197. This is based on amounts held as of each month-end throughout the fiscal period.
The average market value of purchased options held by the Fund throughout the period was $85,860. This is based on amounts held as of each month-end throughout the fiscal period.
Annual Shareholder Report

Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	—	$—	Payable for daily variation margin	$599,449*
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$1,748,224	Unrealized depreciation on foreign exchange contracts	$1,858,975
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$1,748,224		$2,458,424
*	Includes cumulative depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2014
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Purchased Option Contracts	Written Option Contracts	Total
Interest rate contracts	$(3,647,631)	$—	$—	$—	$(3,647,631)
Foreign exchange contracts	—	649,692	(491,989)	93,725	251,428
TOTAL	$(3,647,631)	$649,692	$(491,989)	$93,725	$(3,396,203)
Annual Shareholder Report

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Total
Interest rate contracts	$(795,480)	$—	$(795,480)
Foreign exchange contracts	—	(143,530)	(143,530)
TOTAL	$(795,480)	$(143,530)	$(939,010)
As indicated above, certain derivative investments are transacted subject to MNA. These agreements permit the Fund to offset with a counterparty certain derivative payable and/or receivables with collateral held and create one single net payment in the event of default or termination of the agreement by either the Fund or the counterparty. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As of November 30, 2014 the impact of netting assets and liabilities and the collateral pledged or received based on MNA are detailed below:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Transaction	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
Foreign Exchange Contracts	$1,748,224	$(1,619,776)	$—	$128,448
TOTAL	$1,748,224	$(1,619,776)	$—	$128,448

Transaction	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
Foreign Exchange Contracts	$1,858,975	$(1,619,776)	$—	$239,199
TOTAL	$1,858,975	$(1,619,776)	$—	$239,199
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
Annual Shareholder Report

3. CAPITAL STOCK
The following tables summarize capital stock activity:
Year Ended November 30	2014		2013
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	7,646,269	$70,639,225	16,606,811	$155,114,886
Shares issued to shareholders in payment of distributions declared	2,536,752	23,284,246	3,059,088	28,499,203
Shares redeemed	(21,974,637)	(202,473,095)	(36,132,016)	(333,580,911)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(11,791,616)	$(108,549,624)	(16,466,117)	$(149,966,822)

Year Ended November 30	2014		2013
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	550,137	$5,093,421	1,541,231	$14,368,425
Shares issued to shareholders in payment of distributions declared	341,726	3,132,101	374,812	3,490,994
Shares redeemed	(2,509,077)	(23,056,262)	(4,025,734)	(37,186,708)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,617,214)	$(14,830,740)	(2,109,691)	$(19,327,289)

Year Ended November 30	2014		2013
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	2,611,748	$24,115,445	5,492,380	$51,353,318
Shares issued to shareholders in payment of distributions declared	831,208	7,619,390	944,615	8,799,383
Shares redeemed	(8,004,063)	(73,606,402)	(10,833,000)	(99,668,978)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(4,561,107)	$(41,871,567)	(4,396,005)	$(39,516,277)

Year Ended November 30	2014		2013
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	1,177,647	$10,826,681	2,161,103	$20,053,646
Shares issued to shareholders in payment of distributions declared	409,791	3,741,450	379,405	3,511,546
Shares redeemed	(1,676,879)	(15,310,050)	(1,775,125)	(16,248,069)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(89,441)	$(741,919)	765,383	$7,317,123
Annual Shareholder Report

Year Ended November 30	2014		2013
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	8,014,819	$73,828,155	8,038,466	$74,797,943
Shares issued to shareholders in payment of distributions declared	535,422	4,891,417	725,988	6,744,078
Shares redeemed	(8,692,187)	(79,420,476)	(19,597,150)	(178,372,507)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(141,946)	$(700,904)	(10,832,696)	$(96,830,486)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(18,201,324)	$(166,694,754)	(33,039,126)	$(298,323,751)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, allocated income from partnerships, short-term distributions from affiliated funds, discount accretion/premium amortization on debt securities and partnership income.
For the year ended November 30, 2014, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(2,521,019)	$2,521,019
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2014 and 2013, was as follows:
	2014	2013
Ordinary income	$46,907,434	$57,774,336
As of November 30, 2014, the components of distributable earnings on a tax basis were as follows:
Distributions in excess of ordinary income	$(420,941)
Net unrealized depreciation	$(8,424,657)
Capital loss carryforwards	$(108,948,935)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, partnership income, discount accretion/premium amortization on debt securities and defaulted bond interest.
Annual Shareholder Report

At November 30, 2014, the cost of investments for federal tax purposes was $1,081,894,895. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized appreciation/ depreciation resulting from: (a) the translation from FCs to U.S. dollars of assets and liabilities other than investments in securities; (b) outstanding foreign currency commitments; and (c) futures contracts was $8,406,234. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $127,395,480 and net unrealized depreciation from investments for those securities having an excess of cost over value of $135,801,714.
At November 30, 2014, the Fund had a capital loss carryforward of $108,948,935 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
No Expiration	$3,388,825	$60,454,897	$63,843,722
2016	$17,683,941	NA	17,683,941
2017	$27,421,272	NA	27,421,272
The Fund used capital loss carryforwards of $2,903,964 to offset capital gains realized during the year ended November 30, 2014.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.85% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2014, the Adviser voluntarily waived $777,018 of its fee.
Annual Shareholder Report

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2014, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares, Class C Shares and Class F Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.05%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2014, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class B Shares	$715,905
Class C Shares	1,791,279
TOTAL	$2,507,184
For the year ended November 30, 2014, the Fund's Class F Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Directors. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2014, FSC retained $526,049 of fees paid by the Fund.
Annual Shareholder Report

Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2014, FSC retained $62,569 in sales charges from the sale of Class A Shares. FSC also retained $6,931 of CDSC relating to redemptions of Class A Shares, $149,962 relating to redemptions of Class B Shares, $16,998 relating to redemptions of Class C Shares and $39,945 relating to redemptions of Class F Shares.
Other Service Fees
For the year ended November 30, 2014, FSSC received $140,751 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights, but excluding expenses allocated form affiliated partnership, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class F Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.25%, 2.00%, 2.00%, 1.25% and 1.00% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2016; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Interfund Transactions
During the year ended November 30, 2014, the Fund engaged in purchase transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase transactions complied with Rule 17a-7 under the Act and amounted to $740,540.
General
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Annual Shareholder Report

Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2014, the Adviser reimbursed $19,204. Transactions involving affiliated holdings during the year ended November 30, 2014, were as follows:
	Emerging Markets Fixed Income Core Fund	Federated Mortgage Core Portfolio	Federated Prime Value Obligations Fund, Institutional Shares	Federated Project and Trade Finance Core Fund	High Yield Bond Portfolio	Total of Affiliated Transactions
Balance of Shares Held 11/30/2013	10,282,081	11,534,765	6,553,357	2,753,784	92,613,629	123,737,616
Purchases/Additions	754,414	3,671,527	288,875,108	43,540	3,801,254	297,145,843
Sales/Reductions	(3,159,713)	(803,617)	(291,484,732)	(2,797,324)	(20,581,714)	(318,827,100)
Balance of Shares Held 11/30/2014	7,876,782	14,402,675	3,943,733	—	75,833,169	102,056,359
Value	$278,892,098	$143,738,699	$3,943,733	$—	$494,432,260	$921,006,790
Dividend Income/Allocated Investment Income	$17,258,615	$4,022,871	$10,227	$436,268	$38,076,899	$59,804,880
Realized Gain Distribution/Allocated Net Realized Gain	$5,934,213	$—	$—	$52,912	$5,224,499	$11,211,624
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund invests in a portfolio of Federated Core Trust (“Core Trust”), which is managed by the Adviser. Core Trust is an open-end management company, registered under the Act, available only to registered investment companies and other institutional investors. The investment objective of High Yield Bond Portfolio (“HYCORE”), a portfolio of Core Trust, is to seek high current income. Federated Investors Inc. (“Federated”) receives no advisory or administrative fees from HYCORE. Income distributions from HYCORE are declared daily and paid monthly, and are recorded by the Fund as dividend income. Capital gain distributions, if any, from HYCORE are declared and paid annually, and are recorded by the Fund as capital gains. A copy of the HYCORE financial statements is available on the EDGAR Database on the SEC's website or upon request from the Fund.
Additionally, as reflected above in Note 2 under Investment Income, Gains and Losses, Expenses and Distributions, the Fund invests in EMCORE, a portfolio of Federated Core Trust II, L.P. (Core Trust II), which is managed by Federated Investment Counseling, an affiliate of the Adviser. Core Trust II is a limited partnership registered under the Act, available only to registered investment companies and other institutional investors. The primary investment objective of EMCORE is to achieve a total return on its assets. Its secondary investment
Annual Shareholder Report

objective is to achieve a high level of income. It pursues these objectives by investing primarily in a portfolio of emerging market fixed-income securities. Federated receives no advisory or administrative fees from Core Trust II. The performance of the Fund is directly affected by the performance of Core Trust II. A copy of Core Trust II's financial statements is available on the Edgar Database on the SEC's website or upon request from the Fund.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2014, were as follows:
Purchases	$249,865,702
Sales	$411,836,157
7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
8. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of November 30, 2014, there were no outstanding loans. During the year ended November 30, 2014, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2014, there were no outstanding loans. During the year ended November 30, 2014, the program was not utilized.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended November 30, 2014, 0.92% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended November 30, 2014, 0.79% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF Federated Fixed income securities, inc. AND SHAREHOLDERS OF federated strategic income fund:
We have audited the accompanying statement of assets and liabilities of Federated Strategic Income Fund (the “Fund”) (one of the portfolios constituting Federated Fixed Income Securities, Inc.), including the portfolio of investments, as of November 30, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Strategic Income Fund, a portfolio of Federated Fixed Income Securities, Inc., at November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 23, 2015
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2014 to November 30, 2014.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2014	Ending Account Value 11/30/2014	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,000.30	$6.32
Class B Shares	$1,000	$996.50	$10.06
Class C Shares	$1,000	$996.50	$10.06
Class F Shares	$1,000	$1,000.30	$6.32
Institutional Shares	$1,000	$1,000.50	$5.07
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.75	$6.38
Class B Shares	$1,000	$1,014.99	$10.15
Class C Shares	$1,000	$1,014.99	$10.15
Class F Shares	$1,000	$1,018.75	$6.38
Institutional Shares	$1,000	$1,020.00	$5.11
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.26%
Class B Shares	2.01%
Class C Shares	2.01%
Class F Shares	1.26%
Institutional Shares	1.01%
Annual Shareholder Report

Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2014, the Corporation comprised two portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 131 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Director Began serving: October 1991	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Director, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, Sterling Suffolk Downs, Inc. (racecourse); Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as Professor of Law, Duquesne University School of Law and was a member of the Superior Court of Pennsylvania. Judge Lally-Green also holds the positions of: Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director Cardinal Wuerl Catholic High School.
Peter E. Madden Birth Date: March 16, 1942 Director Indefinite Term Began serving: October 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
Annual Shareholder Report

OFFICERS
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: November 1991	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 Vice Chairman Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Mark E. Durbiano Birth Date: September 21, 1959 VICE PRESIDENT Officer since: May 2013 Portfolio Manager since: March 2013	Principal Occupations: Mark E. Durbiano has been the Fund's Portfolio Manager since March 2013. He is Vice President of the Trust with respect to the Fund Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund's Adviser. Mr. Durbiano has received the Chartered Financial Analyst designation and an M.B.A. in Finance from the University of Pittsburgh.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2014
Federated Strategic Income Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent directors, the Fund's Board reviewed and approved at its May 2014 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to
Annual Shareholder Report

institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent directors and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the directors. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in
Annual Shareholder Report

the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
Annual Shareholder Report

The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. In addition, following discussions regarding the Senior Officer's May 2013 recommendations, Federated made meaningful reductions to gross advisory fees for several funds. At the Board meeting in May 2014, the Senior Officer proposed, and the Board approved, reductions in the contractual advisory fees of certain other funds.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision
Annual Shareholder Report

of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
Annual Shareholder Report

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Strategic Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31417P502
CUSIP 31417P601
CUSIP 31417P700
CUSIP 31417P809
CUSIP 31417P841
G00324-02 (1/15)
Federated is a registered trademark of Federated Investors, Inc.
2015 ©Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, Thomas M. O'Neill and John S. Walsh.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $59,100

Fiscal year ended 2013 - $57,800

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $15

Fiscal year ended 2013 - $0

Travel to Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $0

Fiscal year ended 2013 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $0

Fiscal year ended 2013 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2014 – 0%

Fiscal year ended 2013 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2014 – 0%

Fiscal year ended 2013 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2014 – 0%

Fiscal year ended 2013 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2014 - $98,420

Fiscal year ended 2013 - $115,041

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Fixed Income Securities, Inc.

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 21, 2015

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 21, 2015